Exhibit 99.1


July 24, 2001


Contacts: For media - Dan McCarthy, 610-774-5758
          For financial analysts - Tim Paukovits, 610-774-4124
          PPL Corporation
          Two North Ninth St.
          Allentown, PA 18101
          Fax 610-774-5281


                    PPL CORPORATION REPORTS 12 PERCENT GROWTH
              IN CORE BUSINESSES FOR RECORD SECOND-QUARTER EARNINGS
              -----------------------------------------------------

     ALLENTOWN, Pa. (July 24, 2001) -- PPL Corporation (NYSE: PPL) today (7/24) reported a 12 percent increase in per share earnings in its core businesses for the second quarter of 2001. PPL earned a record $0.72 per share during the second quarter from its core business operations of energy generation, marketing, and distribution and transmission as compared to $0.64 per share a year ago.
     Additionally, PPL recorded $0.08 per share in the second quarter related to benefits of tax credits from synfuel operations, for total reported earnings of $0.80 per share. The contributions from synfuels were not previously included in the company's published forecasts. PPL recorded the benefits in the second quarter following an evaluation of the recent Internal Revenue Service revenue procedures as they apply to the company's synfuel projects.
     "We experienced solid results in the second quarter," said William F. Hecht, PPL's chairman, president and chief executive officer. "The major drivers of our second-quarter earnings were increased margins on unregulated wholesale energy transactions conducted by our energy marketing and trading units, positive results from our regulated energy delivery business in Pennsylvania and favorable results from our portfolio of international investments."
     Hecht said PPL's second-quarter earnings rose solidly above a year ago, even when compared to last year's second quarter, which included a $0.17 per share benefit from the sale of emission allowances in last year's second quarter, a sale that was not repeated in this year's second quarter.
     Hecht reiterated PPL's prior forecast of earnings in excess of $4.00 per share for 2001. The 2001 forecast reflects a strategic initiative the company terms "securitization" of PPL Electric Utilities, the regulated electricity delivery subsidiary. All necessary approvals for this initiative have been received, including those of PPL Electric Utilities' shareowners, the Pennsylvania Public Utility Commission and the Federal Energy Regulatory Commission.
     Later this summer, PPL anticipates completing this strategic initiative, which will enable PPL to lock in a market for a significant portion of its eastern generation through 2009 at very favorable prices.
     PPL's earnings per diluted share for the first half of 2001 were $2.31, a 42 percent increase over the earnings of $1.63 per diluted share for the same period of 2000. This strong growth in earnings resulted primarily from improved margins in wholesale energy operations and increased contributions from international activities. In addition, the company's sales of energy delivered to residential and small business customers reflected above-average growth for both the quarter and for the year to date.

     PPL Corp., headquartered in Allentown, Pa., generates electricity at power plants in Pennsylvania, Maine and Montana; markets wholesale or retail energy in 42 U.S. states and Canada; and delivers energy to nearly 6 million customers in Pennsylvania, the United Kingdom and Latin America.

                    PPL CORPORATION AND SUBSIDIARY COMPANIES
                 CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)

                                          CONSOLIDATED BALANCE SHEET
                                             (MILLIONS OF DOLLARS)

                                                  JUNE 30, 2001    DEC. 31, 2000
                                                  -------------    -------------
ASSETS
Current Assets                                       $ 1,680         $ 1,945
Investments                                            1,191           1,161
Property, plant and equipment -- net
  Transmission and distribution                        2,811           2,841
  Generation                                           2,341           2,177
  General and intangible                                 295             294
  Construction work in progress                          258             261
  Nuclear fuel                                           114             123
                                                     -------         -------
   Electric utility plant                              5,819           5,696
  Gas and oil utility plant                              190             177
  Other property                                          72              75
                                                     -------         -------
                                                       6,081           5,948
Recoverable transition costs                           2,299           2,425
Regulatory and other assets                              911             881
                                                     -------         -------
  Total assets                                       $12,162         $12,360
                                                     =======         =======

LIABILITIES AND EQUITY
Current liabilities                                  $ 1,940         $ 2,511
Long-term debt (less current portion)                  4,081           4,467
Deferred income taxes and ITC                          1,409           1,412
Liability for above market NUG purchases                 537             581
Other noncurrent liabilities                             964             976
Minority interest                                         58              54
Company-obligated mandatorily redeemable securities      825             250
Preferred stock                                           96              97
Earnings reinvested                                    1,260             999
Other common equity                                    1,828           1,849
Treasury stock                                          (836)           (836)
                                                     -------         -------
  Total liabilities and equity                       $12,162         $12,360
                                                     =======         =======

                                    CONSOLIDATED INCOME STATEMENT
                                        (MILLIONS OF DOLLARS)

                                               3 MONTHS ENDED    6 MONTHS ENDED   12 MONTHS ENDED
                                                   JUNE 30          JUNE 30           JUNE 30
                                              ----------------  ----------------  ----------------
                                                2001   2000(a)    2001   2000(a)    2001   2000(a)
                                              -------  -------  -------  -------  -------  -------
OPERATING REVENUES
  Retail electric and gas                        $792     $711   $1,748   $1,556   $3,359   $3,108
  Wholesale energy marketing and trading          437      491      906      953    2,033    1,761
  Energy-related businesses                       180       95      321      201      556      360
                                              -------  -------  -------  -------  -------  -------
                                                1,409    1,297    2,975    2,710    5,948    5,229
                                              -------  -------  -------  -------  -------  -------
OPERATING EXPENSES
  Fuel and purchased power                        554      593    1,137    1,201    2,397    2,366
  Other operation and maintenance                 286      221      524      439    1,051      914
  Amortization of recoverable transition costs     55       46      126      109      244      217
  Depreciation                                     64       70      127      138      250      274
  Other                                           201      126      356      262      660      451
                                              -------  -------  -------  -------  -------  -------
                                                1,160    1,056    2,270    2,149    4,602    4,222
                                              -------  -------  -------  -------  -------  -------
OPERATING INCOME                                  249      241      705      561    1,346    1,007
                                              -------  -------  -------  -------  -------  -------
Other income and (deductions)                       5        8        9        7      (13)      97
                                              -------  -------  -------  -------  -------  -------
INCOME BEFORE INTEREST, INCOME TAXES AND
  MINORITY INTEREST                               254      249      714      568    1,333    1,104
Interest expense                                   88       92      192      180      388      334
Income taxes                                       35       58      161      140      315      200
Minority interest                                   1        0        3        1        6       15
                                              -------  -------  -------  -------  -------  -------
INCOME BEFORE EXTRAORDINARY ITEMS                 130       99      358      247      624      555
Extraordinary items (net of tax)                    0        0        0        0       11      (46)
                                              -------  -------  -------  -------  -------  -------
INCOME BEFORE DIVIDENDS ON PREFERRED SECURITIES   130       99      358      247      635      509
Dividends - preferred securities                   13        7       19       13       32       26
                                              -------  -------  -------  -------  -------  -------
NET INCOME                                       $117      $92     $339     $234     $603     $483
                                              =======  =======  =======  =======  =======  =======
EARNINGS PER SHARE OF COMMON STOCK - BASIC
  Income before nonrecurring items              $0.80    $0.60    $2.33    $1.59    $4.02    $2.76
  Nonrecurring items (net of tax)                0.00     0.04     0.00     0.04     0.13     0.55
                                                -----    -----    -----    -----    -----     ----
  Net Income                                    $0.80    $0.64    $2.33    $1.63    $4.15    $3.31
                                                =====    =====    =====    =====    =====    =====
EARNINGS PER SHARE OF COMMON STOCK - DILUTED
  Income before nonrecurring items              $0.80    $0.60    $2.31    $1.59    $4.00    $2.76
  Nonrecurring items (net of tax)                0.00     0.04     0.00     0.04     0.13     0.55
                                                -----    -----    -----    -----    -----    -----
  Net Income                                    $0.80    $0.64    $2.31    $1.63    $4.13    $3.31
                                                =====    =====    =====    =====    =====    =====
AVERAGE NUMBER OF SHARES OUTSTANDING
  (THOUSANDS)                                 145,901  144,137  145,608  143,948  145,187  145,985

(a) Certain amounts have been reclassified to conform to the current year presentation.

                                 KEY INDICATORS

FINANCIAL
                                          12 MONTHS ENDED    12 MONTHS ENDED
                                           JUNE 30, 2001      JUNE 30, 2000
                                           -------------      -------------

Dividends declared per share                    $1.06             $1.03
Book value per share (a)                       $15.42            $12.31
Market price per share (a)                     $55.00          $21.9375
Dividend yield                                   1.9%              4.7%
Dividend payout ratio - diluted (b)               27%               37%
Price/earnings ratio - diluted (b)               13.8               7.9
Return on average common equity (b)            30.25%            24.87%

(a) End of period
(b) Excluding nonrecurring items


OPERATING - DOMESTIC ENERGY

                              3 MONTHS ENDED JUNE 30  6 MONTHS ENDED JUNE 30  12 MONTHS ENDED JUNE 30
                              ----------------------  ----------------------  -----------------------
PPL CORP.
(millions of kwh)                           PERCENT                 PERCENT                 PERCENT
                              2001   2000   CHANGE   2001    2000   CHANGE   2001   2000    CHANGE
                              ----   ----   -------  ----    ----   -------  ----   ----    -------
Retail
  Delivered (a)               8,082  7,821    3.3%  17,963  17,303    3.8%  34,567  33,483    3.2%
  Supplied                    8,928  9,181   -2.8%  19,481  19,046    2.3%  38,192  35,988    6.1%

Wholesale
  East                        4,259  8,015  -46.9%   9,503  17,784  -46.6%  23,305  33,483  -30.4%
  West
    Montana Power Company(b)  1,048  1,245  -15.8%   2,247   2,586  -13.1%   4,757   2,586     (c)
    Other                       743  1,346  -44.8%   1,769   2,253  -21.5%   3,760   2,253     (c)

(a) Electricity delivered to retail customers represents the kwh delivered to customers within PPL Electric Utilities Corp.'s service territory.
(b) Energy sold to Montana Power for resale to retail customers under power sale agreements that expire on or before June 30, 2002.
(c) Assets pertaining to the wholesale sales in the West were acquired in December 1999. As a result, only six months of sales are reflected in the 12 months ended June 30, 2000.

     [PPL invites interested parties to listen to the live Internet Webcast of management's second- quarter earnings teleconference with financial analysts at 4:15 p.m. Tuesday, July 24. The teleconference is available online live, in audio format, on PPL's Internet Web site: www.pplweb.com.
                                                               --------------
     The Webcast will be available for replay on the PPL Web site for 30 days. Interested individuals also can access the live conference call via telephone at 913-981-5522.]

                                      # # #

     Certain statements contained in this news release, including statements with respect to future earnings, energy prices, supply, sales, margins and deliveries, financing costs, taxes, strategic initiatives, subsidiary performance, growth, project development, and generating capacity, are "forward-looking statements" within the meaning of the federal securities laws. Although PPL Corp. believes that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements. The following are among the important factors that could cause actual results to differ materially from the forward-looking statements: market demand and prices for energy, capacity and fuel; weather variations affecting customer energy usage; competition in retail and wholesale power markets; the effect of any business or industry restructuring; the profitability and liquidity of PPL Corp. and its subsidiaries; new accounting requirements or new interpretations or applications of existing requirements; operating performance of plants and other facilities; environmental conditions and requirements; system conditions and operating costs; development of new projects, markets and technologies; performance of new ventures; political, regulatory or economic conditions in countries where PPL Corp. or its subsidiaries conduct business; receipt of necessary governmental approvals; capital market conditions; stock price performance; foreign exchange rates; and the commitments and liabilities of PPL Corp. and its subsidiaries. Any such forward-looking statements should be considered in light of such factors and in conjunction with PPL Corp.'s Form 10-K and other reports on file with the Securities and Exchange Commission.